Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “Trust”)

LATEEF FOCUSED GROWTH FUND

(THE “FUND”)

Supplement dated January 3, 2020 to the Prospectus of the Fund dated September 1, 2019

The information in this supplement updates and amends certain information contained in the Prospectus and should be read in conjunction with such documents.

Effective January 3, 2020, the Prospectus is revised as follows:

•	In the “Purchase of Shares” section of the Prospectus, the first paragraph under “Share Classes” on page 10 is deleted in its entirety and replaced with the following:

The Trust offers Class A shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and expected length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

Class A	Class I
Initial sales charge of 5.00% or less	No initial sales charge

Deferred sales charge may apply[1]	No deferred sales charge

Higher annual expenses than Class I shares	Lower annual expenses than Class A shares due to no distribution fee

1 A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker-dealer was not paid a commission. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

•	In the “Purchase of Shares” section of the Prospectus, the paragraph under “Class I Shares” on page 14 is deleted in its entirety and replaced with the following:

Sales of the Fund's Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are available to corporations or other institutions such as trusts, endowments, foundations or financial intermediaries purchasing for the accounts of others. If you purchase Class I shares through a financial intermediary, you may be charged a brokerage commission on shares transacted in, other transaction-based fees or other fees for the services of such organization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.